Income Funds

Janus Flexible Income Fund
Janus High-Yield Fund
Janus Federal Tax-Exempt Fund
Janus Short-Term Bond Fund
Janus Money Market Fund
Janus Government Money Market Fund
Janus Tax-Exempt Money Market Fund

Prospectus

[Logo]    Janus

Contents
---------------------------------------
FUNDS AT A GLANCE
Brief description of the Funds ...... 1
---------------------------------------
EXPENSE INFORMATION
Each Fund's annual
   operating expenses ............... 3
Financial Highlights-a summary
   of financial data ................ 4
---------------------------------------
THE FIXED-INCOME FUNDS IN DETAIL
Investment Objectives and Policies .. 7
General Portfolio Policies ......... 10
Additional Risk Factors ............ 11
---------------------------------------
THE MONEY MARKET FUNDS IN DETAIL
Investment Objectives,
   Policies and Techniques ......... 13
---------------------------------------
SHAREHOLDER'S MANUAL
Types of Account Ownership ......... 17
How to Open Your Janus Account ..... 18
How to Purchase Shares ............. 18
How to Exchange Shares ............. 18
How to Redeem Shares ............... 19
Shareholder Services
   and Account Policies ............ 21
---------------------------------------
MANAGEMENT OF THE FUNDS
Investment Adviser, Administrator
   and Investment Personnel ........ 23
Management Expenses ................ 24
Portfolio Transactions ............. 24
Other Service Providers ............ 25
Other Information .................. 25
---------------------------------------
DISTRIBUTIONS AND TAXES
Distributions ...................... 26
Taxes .............................. 27
---------------------------------------
PERFORMANCE TERMS
An Explanation of Performance Terms  27
---------------------------------------
APPENDIX A
Glossary of Investment Terms ....... 28
---------------------------------------
APPENDIX B
Explanation of Rating Categories ... 31

                              Janus Investment Fund
                               JANUS INCOME FUNDS

                               100 Fillmore Street
                              Denver, CO 80206-4928
                                 (800) 525-3713
                            http://www.JanusFunds.com

                February 17, 1997 as supplemented April 30, 1997

A FAMILY OF NO-LOAD MUTUAL FUNDS

All Janus funds are no-load investments. This means you may purchase and sell shares in any of our mutual funds without incurring any sales charges. If you enroll in our low minimum initial investment program, you can open your account for as little as $500 and a $100 subsequent purchase per month. Otherwise, the minimum initial investment is $2,500. For complete information on how to purchase, exchange and sell shares, please see the Shareholder's Manual beginning on page 17.

This prospectus describes four mutual funds that emphasize income-producing securities (the "Fixed-Income Funds") and three money market funds that seek current income consistent with stability of capital (the "Money Market Funds"). Only the Investor Shares of the Money Market Funds, a separate class of shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (collectively, the "Shares"), are offered by this Prospectus. Janus Capital Corporation ("Janus Capital") serves as investment adviser to each Fund. Janus Capital has been in the investment advisory business for over 26 years and currently manages approximately $50 billion in assets.

Janus Flexible Income Fund and Janus High-Yield Fund may invest all of their respective assets in high-yield corporate debt securities, commonly known as "junk bonds." See "Additional Risk Factors" on page 11 for the risks associated with investing in these securities.

AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

Each Fund is a series of Janus Investment Fund (the "Trust"). The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. This Prospectus contains information about the Funds that you should consider before investing. Please read it carefully and keep it for future reference.

Additional information about the Funds is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated February 17, 1997, is incorporated by reference into this Prospectus. For a copy of the SAI, write or call the Funds at the address or phone number listed above. The SEC maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding the Funds.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

Funds At A Glance

This section is designed to provide you with a brief overview of the Funds and their investment emphasis. A more detailed discussion of the Funds' investment objectives and policies begins on page 7 and complete information on how to purchase, redeem and exchange shares begins on page 18.
--------------------------------------------------------------------------------
MONEY MARKET FUNDS

Janus Money Market Fund

Fund Focus: A money market mutual fund that seeks maximum current income to the extent consistent with stability of capital. The Fund seeks to achieve this objective by investing primarily in high quality debt obligations and obligations of financial institutions.
Fund Inception: February 1995
Fund Manager: Sharon S. Pichler

Janus Government Money Market Fund

Fund Focus: A money market mutual fund that seeks maximum current income to the extent consistent with stability of capital. The Fund seeks to achieve this objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or its agencies and instrumentalities and repurchase agreements secured by such obligations.
Fund Inception: February 1995
Fund Manager: Sharon S. Pichler

Janus Tax-Exempt Money Market Fund

Fund Focus: A money market mutual fund that seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Fund seeks to achieve this objective by investing primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax.
Fund Inception: February 1995
Fund Manager: Sharon S. Pichler

FIXED-INCOME FUNDS

Janus Flexible Income Fund

Fund Focus: A diversified fund that seeks to maximize total return from a combination of income and capital appreciation by investing in income-producing securities.
Fund Inception: July 1987
Fund Managers: Ronald V. Speaker
               Sandy R. Rufenacht

Janus Federal Tax-Exempt Fund

Fund Focus: A diversified fund that seeks a high level of current income exempt from federal income tax by normally investing at least 80% of its assets in municipal obligations whose interest is exempt from federal income taxes, including the federal alternative minimum tax.
Fund Inception: May 1993
Fund Manager: Darrell W. Watters

Janus High-Yield Fund

Fund Focus: A diversified fund that seeks high current income as its primary objective. Capital appreciation is a secondary objective when consistent with the primary objective. The Fund seeks to achieve these objectives by investing primarily in high-yield/high-risk fixed-income securities.
Fund Inception: December 1995
Fund Managers: Ronald V. Speaker
               Sandy R. Rufenacht

Janus Short-Term Bond Fund

Fund Focus: A diversified fund that seeks a high level of current income while minimizing interest rate risk by investing in shorter term fixed-income securities. Its average-weighted effective maturity is normally less than three years.
Fund Inception: September 1992
Fund Manager: Sandy R. Rufenacht

--------------------------------------------------------------------------------
JANUS SPECTRUM

The spectrum below shows Janus Capital's assessment of the potential volatility of the Janus Funds relative to one another and should not be used to compare the Funds to other mutual funds or other types of investments. A Fund's position in the spectrum was determined based on a number of factors such as selected historic volatility measurements, the types of securities in which the Fund intends to invest, the degree of diversification intended and/or permitted, and the size of the Fund. In addition, the spectrum is significantly affected by the portfolio managers' investment styles. These factors were considered as of the date of this prospectus and will be reassessed with each new prospectus. Increased volatility results in increased fluctuations in a Fund's net asset value per share. Increased volatility may be associated with a Fund that undertakes more risk in order to seek greater returns. Specific risks of certain types of instruments in which some of the Funds may invest, including foreign securities, junk bonds and derivative instruments such as futures contracts and options, are described under "Additional Risk Factors" on pages 11-12. The spectrum is not indicative of the future volatility or performance of a Fund and relative positions of Funds within the spectrum may change.

NARRATIVE DESCRIPTION - SPECTRUM

(SPECTRUM CHART)

The spectrum illustrates the potential volatility of the Janus funds relative to one another. The funds' volatility ranges from low to high. The Growth Funds are illustrated as follows: Janus Fund* is shown as moderate; Janus Enterprise Fund* is shown as high; Janus Mercury Fund* is shown as moderately-high; Janus Olympus Fund* is shown as high; Janus Overseas Fund* is shown as moderately-high (but less volatile than Janus Mercury Fund); Janus Special Situations Fund* is shown as moderately-high (the same as Janus Mercury Fund); Janus Twenty Fund* is shown as moderately-high (the same as Janus Special Situations Fund and Janus Mercury
Fund); Janus Venture Fund, which is closed to new investors, is shown as moderately-high (the same as Janus Mercury Fund, Janus Special Situations Fund and Janus Twenty Fund); Janus Worldwide Fund* is shown as moderately-high (but less volatile than Janus Overseas Fund). The Combination Funds are illustrated as follows: Janus Balanced Fund* is shown as moderate; Janus Equity Income Fund is shown as moderate (but more volatile than Janus Balanced Fund); and Janus Growth and Income Fund* is shown as moderately-high. The Fixed-Income Funds are illustrated as follows: Janus Flexible Income Fund is shown as low-moderate; Janus High-Yield Fund is shown as moderate; Janus Federal Tax-Exempt Fund is shown as low-moderate (but less volatile than Janus Flexible Income Fund); Janus Short-Term Bond Fund is shown as low (but less volatile than Janus Federal Tax-Exempt Fund). The Money Market Funds are illustrated as follows: Janus Money Market Fund is shown as low (but less volatile than Janus Short-Term Bond Fund); Janus Government Money Market Fund is shown equally as low as Janus Money Market Fund; and Janus Tax-Exempt Money Market Fund is shown equally as low as Janus Government Money Market Fund.

*These funds are offered by separate prospectuses.
+This fund is closed to new investors and is offered by a separate prospectus.

Expense Information

The tables and example below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Funds. Shareholder Transaction Expenses are fees charged directly to your individual account when you buy, sell or exchange shares. The table below shows that you pay no such fees. Annual Operating Expenses are paid out of each Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.

SHAREHOLDER TRANSACTION EXPENSES (applicable to each Fund)

     Maximum sales load imposed on purchases                             None
     Maximum sales load imposed on reinvested dividends                  None
     Deferred sales charges on redemptions                               None
     Redemption fee*                                                     None
     Exchange fee                                                        None

* There is an $8 service fee for redemptions by wire.
--------------------------------------------------------------------------------
Why do expenses vary across the Funds? Expenses vary for a number of reasons, including Fund size, differences in management fees, average shareholder account size, and the extent of foreign investments which entail greater transaction costs.

ANNUAL OPERATING EXPENSES(1)
(expressed as a percentage of average net assets)

                                                           Management Fee       Other Expenses    Total Operating Expenses
---------------------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund                                      0.60%                0.28%                  0.88%
Janus High-Yield Fund(2)                                        0.58%                0.43%                  1.01%
Janus Federal Tax-Exempt Fund(2)                                0.14%                0.54%                  0.68%
Janus Short-Term Bond Fund(2)                                   0.09%                0.58%                  0.67%
Janus Money Market Fund-Investor Shares(2)                      0.10%                0.50%                  0.60%
Janus Government Money Market Fund-Investor Shares(2)           0.10%                0.50%                  0.60%
Janus Tax-Exempt Money Market Fund-Investor Shares(2)           0.10%                0.50%                  0.60%
---------------------------------------------------------------------------------------------------------------------------

(1) The information in the table above is based on expenses before expense offset arrangements for the fiscal year ended October 31, 1996. When applicable, all expenses are stated net of waivers by Janus Capital. Waivers for the Fixed-Income Funds are first applied against the management fee and then against other expenses.
(2) Net of waivers. Without such waivers, the Management Fee, Other Expenses and Total Operating Expenses would have been .75%, .43% and 1.18%, respectively, for Janus High-Yield Fund; .60%, .54% and 1.14%, respectively, for Janus Federal Tax-Exempt Fund; .65%, .58% and 1.23%, respectively, for Janus Short-Term Bond Fund; and .20%, .50% and .70% for each of the Money Market Funds - Investor Shares. Janus Capital may modify or terminate the waivers at any time upon at least 90 days' notice to the Trustees.

EXAMPLE
Assume you invest $1,000, the Funds return 5% annually and each Fund's expense ratio remains as listed above. The example below shows the operating expenses that you would indirectly bear as an investor in the Funds.

                                                             1 Year           3 Years           5 Years          10 Years
---------------------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund                                      $ 9              $28               $49              $108
Janus High-Yield Fund                                           $10              $32               $56              $124
Janus Federal Tax-Exempt Fund                                   $ 7              $22               $38              $ 85
Janus Short-Term Bond Fund                                      $ 7              $21               $37              $ 83
Janus Money Market Fund - Investor Shares                       $ 6              $19               $33              $ 75
Janus Government Money Market Fund - Investor Shares            $ 6              $19               $33              $ 75
Janus Tax-Exempt Money Market Fund - Investor Shares            $ 6              $19               $33              $ 75
---------------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

Financial Highlights

Unless otherwise noted, the information below is for fiscal periods ending on October 31 of each year. The accounting firm of Price Waterhouse LLP has audited the Funds' financial statements beginning with the year ended October 31, 1990. Their report is included in the Funds' Annual Reports, which are incorporated by reference into the SAI. A detailed explanation of the Financial Highlights can be found on page 6.

                                                                         Janus Flexible Income Fund
                                             1996     1995     1994     1993  1992(1)  1991(2)  1990(2)  1989(2)  1988(2) 1987(3)
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period    $9.55    $8.96   $10.03    $9.26    $9.09    $8.01    $9.35    $9.99    $9.92  $10.00
------------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income                    0.73     0.72     0.74     0.77     0.68     0.68     0.95     0.97     0.92    0.40
 3. Net gains or (losses) on securities
    (both realized and unrealized)           0.10     0.59   (0.86)     0.79     0.15     1.29   (1.38)   (0.56)     0.09  (0.07)
------------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations         0.83     1.31   (0.12)     1.56     0.83     1.97   (0.43)     0.41     1.01    0.33
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income) (0.73)   (0.72)   (0.72)   (0.77)   (0.66)   (0.72)   (0.91)   (0.97)   (0.92)   (.40)
 6. Distributions (from capital gains)         --       --   (0.23)   (0.02)       --   (0.17)       --   (0.08)   (0.02)   (.01)
------------------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                    (0.73)   (0.72)   (0.95)   (0.79)   (0.66)   (0.89)   (0.91)   (1.05)   (0.94)  (0.41)
------------------------------------------------------------------------------------------------------------------------------------
 8. Net asset value, end of period          $9.65    $9.55    $8.96   $10.03    $9.26    $9.09    $8.01    $9.35    $9.99   $9.92
------------------------------------------------------------------------------------------------------------------------------------
 9. Total return*                           9.01%   15.35%  (1.26%)   17.48%    9.43%   25.98%  (4.62%)    4.12%   10.70%   3.40%
------------------------------------------------------------------------------------------------------------------------------------
10. Net assets, end of period
    (in millions)                            $604     $580     $377     $473     $205      $72      $14      $18      $10      $4
11. Average net assets for the period
    (in millions)                            $604     $450     $429     $338     $144      $33      $15      $15       $7      $2
12. Ratio of gross expenses to
    average net assets                      0.88%    0.96%      N/A      N/A      N/A      N/A      N/A     N/A       N/A     N/A
13. Ratio of net expenses to
    average net assets**                    0.87%    0.96%    0.93%    1.00%(4) 1.00%(4) 1.00%(4) 1.00%(4) 1.00%(4)1.00%(4) 1.00%(4)
14. Ratio of net investment income
    to average net assets**                 7.60%    7.91%    7.75%    7.96%    8.98%    9.38%    11.24%   10.00%    9.32%  8.52%
15. Portfolio turnover rate**                214%     250%     137%     201%     210%      88%       96%      75%      76%   130%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Fiscal period from January 1, 1992 to October 31, 1992.
(2)  Fiscal year ended on December 31st of each year.
(3)  Fiscal period from July 2, 1987 (inception) to December 31, 1987.
(4) The ratio of net expenses to average net assets was 1.01% in 1993, 1.21% in 1992 and 1.74% in 1991 before waiver of certain Fund expenses. The ratio was 2% in prior years.
    *Total return is not annualized for periods of less than one full year. **Annualized for periods of less than one full year.

                                                                                             Janus High-Yield Fund
                                                                                                    1996 (1)
------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period                                                             $10.00
------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income                                                                              0.80
 3. Net gains or (losses) on securities (both realized and unrealized)                                 1.12
------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations                                                                   1.92
------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)                                                           (0.80)
 6. Distributions (from capital gains)                                                                   --
------------------------------------------------------------------------------------------------------------------
 7. Total distributions                                                                              (0.80)
------------------------------------------------------------------------------------------------------------------
 8. Net asset value, end of period                                                                   $11.12
------------------------------------------------------------------------------------------------------------------
 9. Total return*                                                                                    19.71%
------------------------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)                                                            $211
11. Average net assets for the period (in millions)                                                     $88
12. Ratio of gross expenses to average net assets**                                                    1.01%(2)
13. Ratio of net expenses to average net assets**                                                      1.00%
14. Ratio of net investment income to average net assets**                                             9.00%
15. Portfolio turnover rate**                                                                           324%
------------------------------------------------------------------------------------------------------------------

(1)  Fiscal period from December 29, 1995 (inception) to October 31, 1996.
(2)  The ratio was 1.18% before waiver of certain Fund expenses.
    *Total return is not annualized for periods of less than one full year. **Annualized for periods of less than one full year.

                                                          Janus                                        Janus
                                                 Federal Tax-Exempt Fund                        Short-Term Bond Fund
                                            1996      1995     1994   1993(1)        1996     1995     1994     1993   1992(2)
------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period   $6.88     $6.45    $7.30     $7.00       $2.84    $2.87    $3.02    $2.98     $3.00
------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income                   0.36      0.36     0.36      0.14        0.16     0.18     0.18     0.14      0.01
 3. Net gains or (losses) on securities
    (both realized and unrealized)          0.04      0.43   (0.83)      0.30        0.02   (0.03)   (0.15)     0.04    (0.02)
------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations        0.40      0.79   (0.47)      0.44        0.18     0.15     0.03     0.18    (0.01)
------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)(0.36)    (0.36)   (0.36)    (0.14)      (0.16)   (0.18)   (0.17)   (0.14)    (0.01)
 6. Distributions (from capital gains)        --        --   (0.02)        --          --       --   (0.01)       --        --
------------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                   (0.36)    (0.36)   (0.38)    (0.14)      (0.16)   (0.18)   (0.18)   (0.14)    (0.01)
------------------------------------------------------------------------------------------------------------------------------
 8. Net asset value, end of period         $6.92     $6.88    $6.45     $7.30       $2.86    $2.84    $2.87    $3.02     $2.98
------------------------------------------------------------------------------------------------------------------------------
 9. Total return*                          5.94%    12.60%  (6.62%)     6.33%       6.49%    5.55%    1.26%    6.17%   (0.19%)
------------------------------------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)  $45       $33      $26       $27         $41      $48      $54      $76        $3
11. Average net assets for the period
    (in millions)                            $36       $29      $28       $16         $42      $47      $60      $37        $1
12. Ratio of gross expenses to
    average net assets**                   0.68%(3)   0.70%(3)  N/A       N/A       0.67%(5) 0.66%(5)   N/A      N/A       N/A
13. Ratio of net expenses to
    average net assets**                   0.65%      0.65%   0.65%(3)  0.75%(3,4)  0.65%    0.65%    0.65%(5) 0.83%(4,5) 1.00%
14. Ratio of net investment income
    to average net assets**                5.18%      5.43%   5.20%     4.58%       5.57%    6.67%    6.08%    4.86%      3.22%
15. Portfolio turnover rate**               225%       164%    160%      124%        486%     337%     346%     372%         7%
-------------------------------------------------------------------------------------------------------------------------------

(1)  Fiscal period from May 3, 1993 (inception) to October 31, 1993.
(2)  Fiscal period from September 1, 1992 (inception) to October 31, 1992.
(3) The ratio of net expenses to average net assets was 1.14% in 1996, 1.31% in 1995, 1.41% in 1994 and 1.60% in 1993 before waiver of certain Fund expenses.
(4) The ratio of net expenses to average net assets reflects the Fund's previous expense limit of 1.00%. This limit was reduced to .65% as of August 1, 1993.
(5) The ratio of net expenses to average net assets was 1.23% in 1996, 1.23% in 1995, 1.15% in 1994, 1.40% in 1993 and 2.50% in 1992 before waiver of certain Fund expenses.
    *Total return is not annualized for periods of less than one full year. **Annualized for periods of less than one full year.

                                                      Janus                     Janus                     Janus
                                                   Money Market        Government Money Market   Tax-Exempt Money Market
                                                      Fund                      Fund                       Fund
    Investor Shares                              1996      1995(1)         1996    1995(1)           1996     1995(1)
------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period        $1.00       $1.00         $1.00      $1.00          $1.00       $1.00
------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income                         .05         .04           .05        .04            .03         .02
 3. Net gains or (losses) on securities
    (both realized and unrealized)                 --          --            --         --             --          --
------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations              .05         .04           .05        .04            .03         .02
------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)      (.05)       (.04)         (.05)      (.04)          (.03)       (.02)
 6. Distributions (from capital gains)             --          --            --         --             --          --
------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                         (.05)       (.04)         (.05)      (.04)          (.03)       (.02)
------------------------------------------------------------------------------------------------------------------------
 8. Net asset value, end of period              $1.00       $1.00         $1.00      $1.00          $1.00       $1.00
------------------------------------------------------------------------------------------------------------------------
 9. Total return*                               5.13%       3.95%         5.03%      3.90%          3.27%       2.40%
------------------------------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)      $774        $643          $117       $119            $75         $67
11. Average net assets for
    the period (in millions)                     $676        $461          $112        $87            $69         $57
12. Ratio of expenses to
    average net assets**                        0.60%(2)    0.60%(2)      0.60%(2)   0.60%(2)       0.60%(2)    0.60%(2)
13. Ratio of net investment income
    to average net assets**                     5.01%       5.56%         4.91%      5.40%          3.22%       3.38%
------------------------------------------------------------------------------------------------------------------------

(1)  Fiscal period from February 15, 1995 (inception) to October 31, 1995.
(2) The ratio of expenses to average net assets was 0.70% before voluntary reduction of fees.
    *Total return is not annualized for periods of less than one full year. **Annualized for periods of less than one full year.

Understanding the Financial Highlights

This section is designed to help you better understand the information summarized in the Financial Highlights tables. The tables contain important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Funds' Annual Reports contain additional information about each Fund's performance, including a comparison to an appropriate securities index. For a copy of your Fund's Annual Report, call 1-800-525-8983.

Net asset value ("NAV") is the value of a single share of a Fund. It is computed by adding the value of all of a Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 8 in the Financial Highlights tables represents the change in value of a share of a Fund over the fiscal period, but not its total return. The Money Market Funds' NAV is expected to be $1.00.

Net investment income is the per share amount of dividends and interest income earned on securities held by a Fund, less Fund expenses. Dividends (from net investment income) are the per share amount that a Fund paid from net investment income.

Net gains or (losses) on securities is the per share increase or decrease in value of the securities a Fund holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. Distributions (from capital gains) are the per share amount that a Fund paid from net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution. A FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS TABLES.

Ratio of net expenses to average net assets is the total of a Fund's operating expenses divided by its average net assets for the stated period. Ratio of gross expenses to average net assets does not reflect reductions in expenses through the use of brokerage commissions and uninvested cash balances earning interest with a Fund's custodian.

Ratio of net investment income to average net assets is a Fund's net investment income divided by its average net assets for the stated period.

Portfolio turnover rate is a measure of the amount of a fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a fund's portfolio securities. The Money Market Funds do not calculate portfolio turnover.

The Fixed-Income Funds in Detail

To help you decide which Fixed-Income Fund is appropriate for you, this section takes a closer look at the Fixed-Income Funds' investment objectives, policies and the securities in which they invest. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques, as well as the Janus Spectrum on page 2. Appendix A contains a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in a Fixed-Income Fund.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including each Fixed-Income Fund's investment objective, are not fundamental and may be changed by the Funds' Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in a Fixed-Income Fund's objective or policies, you should consider whether that Fixed-Income Fund remains an appropriate investment for you.

The Janus Fixed-Income Funds are designed for those investors who primarily seek current income.

FIXED-INCOME FUNDS

Investment Objective:
  Janus Flexible Income Fund........................................Total Return
  Others..................................................................Income
Primary Holdings:....................................Income-Producing Securities
Shareholder's Investment Horizon:
  Janus Short-Term Bond Fund.........................Short- to Intermediate-Term
  Others..............................................Intermediate- to Long-Term
--------------------------------------------------------------------------------
A shareholder's investment horizon is the amount of time you should plan to hold your investment in a Fund to maximize the potential for realizing the Fund's objective.
--------------------------------------------------------------------------------
Janus Flexible Income Fund

The  investment  objective  of this  Fund is to  obtain  maximum  total  return, consistent with preservation of capital. This Fund pursues its objective primarily through investments in income-producing securities. Total return is expected to result from a combination of current income and capital appreciation, although income will normally be the dominant component of total return. As a fundamental policy, this Fund will invest at least 80% of its assets in income-producing securities.

Janus Flexible Income Fund may invest in a wide variety of income-producing securities including corporate bonds and notes, government securities, indexed/structured securities, preferred stock, income-producing common stocks, debt securities that are convertible or exchangeable into equity securities, and debt securities that carry with them the right to acquire equity securities as evidenced by warrants attached to or acquired with the securities. The Fund may invest to a lesser degree in common stocks, other equity securities or debt securities that are not currently paying dividends or interest. The Fund may purchase securities of any maturity and quality and the average maturity and quality of its portfolio may vary substantially.

Janus Flexible Income Fund may invest without limit in foreign securities, including those of corporate and government issuers. The Fund may invest without limit in high-yield/high-risk securities and may have substantial holdings of such securities. The Fund may invest without limit in mortgage- and asset-backed securities and up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. The risks of foreign securities and high-yield securities are described under "Additional Risk Factors" on pages 11-12.

The Fund may purchase defaulted debt securities if, in the opinion of Janus Capital, it appears likely that the issuer may resume interest payments or other advantageous developments appear likely in the near term. Defaulted debt securities may be illiquid and subject to the Fund's limit on illiquid investments.

Janus High-Yield Fund

The primary investment objective of this Fund is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held by this Fund or from a general lowering of interest rates, or both. This Fund pursues its objectives by investing primarily in high-yield/high-risk fixed-income securities. This Fund will normally invest at least 65% of its total assets in those securities. In addition, the Fund may invest in all of the types of securities previously described under Janus Flexible Income Fund (except this Fund may invest without limit in zero coupon, pay-in-kind and step coupon securities).

The high yields sought by this Fund are expected to result primarily from investments in longer-term, lower quality corporate bonds, commonly referred to as "junk" bonds. This Fund considers lower quality securities to be securities rated below investment grade by established rating agencies or unrated securities of comparable quality. Securities rated BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's") are below investment grade. Lower quality securities are often considered to be more speculative and involve greater risk of default or price changes due to changes in interest rates, economic conditions and the issuer's credit-worthiness. As a result, their market prices tend to fluctuate more than higher quality securities of comparable maturity. Additional risks of lower quality securities are described under "Additional Risk Factors" on pages 11-12.

Janus Federal Tax-Exempt Fund

The investment objective of this Fund is to seek as high a level of current income exempt from federal income tax as is consistent with preservation of capital. This Fund pursues its objective by investing primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. Because of this emphasis, capital appreciation is not a significant investment consideration. However, to the extent that capital gains are realized, they are subject to federal income tax. As a fundamental policy, this Fund will normally invest at least 80% of its net assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax. The Fund is designed for investors who seek a higher after-tax yield than comparable investing in taxable securities.

Municipal securities in which the Fund may invest include general obligation bonds, revenue bonds, industrial development bonds, municipal lease obligations, certificates of participation (not to exceed 10% of assets), inverse floaters (not to exceed 5% of assets), instruments with demand features, tender option bonds and standby commitments.

At times, this Fund may invest more than 25% of its assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one security could similarly affect the other securities; for example, securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may invest more than 25% of its assets in industrial development bonds.

Subject to the policies above, the Fund may invest up to 25% of its assets in mortgage- and asset-backed securities and up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. The Fund will invest less than 35% of its net assets in high-yield/high-risk securities.

Janus Short-Term Bond Fund

The investment objective of this Fund is to seek as high a level of current income as is consistent with preservation of capital. This Fund pursues its objective by investing primarily in short- and intermediate-term fixed-income securities. Under normal circumstances, it is expected that this Fund's dollar-weighted average portfolio effective maturity will not exceed three years.

Effective maturity is the weighted average period over which a security's principal is expected to be paid. It differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range. See the question and answer section below for a more detailed discussion of the Fund's maturity policy.

Janus Short-Term Bond Fund will normally invest at least 65% of its assets in debt securities. Subject to this policy and subject to its maturity limits, the Fund may invest in the types of securities previously described under Janus Flexible Income Fund except that the Fund will invest less than 35% of its net assets in high-yield/ high-risk securities and its investments in mortgage- and asset-backed securities will not exceed 25% of assets.

FIXED-INCOME FUNDS

Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. In addition, each Fund may use futures, options, swaps and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on pages 11-12. When its portfolio manager is unable to locate investment opportunities with favorable risk/reward characteristics, the cash position of any Fund may increase and the Fund may have substantial holdings of cash or cash equivalent short-term obligations. See "General Portfolio Policies" on page 10.

The following questions are designed to help you better understand an investment in the Janus Fixed-Income Funds.

How do interest rates affect the value of my investment?
A fundamental risk associated with any fund that invests in fixed-income securities (e.g., a bond fund) is the risk that the value of the securities it holds will rise or fall as interest rates change. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. A bond fund's average-weighted effective maturity and its duration are measures of how the fund may react to interest rate changes. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.
--------------------------------------------------------------------------------
What is meant by a Fund's "average-weighted effective maturity"?
The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor, such as a Fund. Some types of bonds, such as mortgage-backed securities and securities with call provisions, may also have an "effective maturity" that is shorter than the stated date. With respect to GNMA securities and other mortgage-backed securities, effective maturity is likely to be substantially less than the stated maturities of the mortgages in the underlying pools. With respect to obligations with call provisions, effective maturity is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.
--------------------------------------------------------------------------------
What is meant by a Fund's "duration"?
A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.
--------------------------------------------------------------------------------
How do the Fixed-Income Funds manage interest rate risk?
Each Fixed-Income Fund may vary the average-weighted effective maturity of its portfolio to reflect its portfolio manager's analysis of interest rate trends and other factors. A Fund's average-weighted effective maturity will tend to be shorter when its portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Funds may also use futures, options and other derivatives to manage interest rate risk. See "Additional Risk Factors" on pages 11-12.
--------------------------------------------------------------------------------
What is meant by "credit quality"?
Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.
--------------------------------------------------------------------------------
How is credit quality measured?
Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to Appendix B for a description of rating categories.
--------------------------------------------------------------------------------
What is a high-yield/ high-risk security?
A high-yield security (also called a "junk" bond) is a debt security rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.
--------------------------------------------------------------------------------
What risks do high-yield/high-risk securities present?
High-yield securities are often considered to be more speculative and involve greater risk of default or price changes due to changes in economic and industry conditions and the issuer's creditworthiness. Their market prices tend to fluctuate more than higher quality securities as a result of changes in these factors.

The default rate of lower quality debt securities is likely to be higher when issuers have difficulty meeting projected goals or obtaining additional financing. This could occur during economic recessions or periods of high interest rates. In addition, there may be a smaller market for lower quality securities than for higher quality securities, making lower quality securities more difficult to sell promptly at an acceptable price.

The junk bond market can experience sudden and sharp price swings. Because Janus Flexible Income Fund and Janus High-Yield Fund may invest a significant portion of their portfolios in high-yield/high-risk securities, investors in such Funds should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.
--------------------------------------------------------------------------------
What are the tax advantages of investing in Janus Federal Tax-Exempt Fund?
Most regular income dividends you receive from Janus Federal Tax-Exempt Fund generally will not be subject to federal income tax. Additionally, your state may not tax the portion of this Fund's income derived from obligations issued by your state (if any). Capital gains distributed by this Fund are taxable to you. See "Distributions" and "Taxes" on pages 26-27. The higher your income tax level is, the more you will benefit from tax-exempt investing.
--------------------------------------------------------------------------------
How do the Fixed-Income Funds differ from each other?
The chart below shows that the Fixed-Income Funds differ substantially in terms of the type, credit quality and interest rate risk of the securities in which they invest.

                            Primary                               Interest Rate
                            Investment Type      Credit Risk      Risk
--------------------------------------------------------------------------------
Janus Flexible Income Fund  Corporate Bonds      High             High
--------------------------------------------------------------------------------
Janus High-Yield Fund       Corporate Bonds      Highest          Moderate
--------------------------------------------------------------------------------
Janus Federal               Municipal
  Tax-Exempt Fund           Securities           Moderate         High
--------------------------------------------------------------------------------
Janus Short-Term
  Bond Fund                 Corporate Bonds      Moderate         Low
--------------------------------------------------------------------------------

GENERAL PORTFOLIO POLICIES

Unless otherwise stated, each of the following policies applies to all of the Fixed-Income Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. For example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Cash Position
When a Fixed-Income Fund's portfolio manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, the Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Fixed-Income Funds do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Fixed-Income Funds may vary significantly. Larger hedged positions and/or larger cash positions may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Fixed-Income Funds may invest in as a means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Fixed-Income Funds may also invest in money market funds (including funds managed by Janus Capital). Janus Federal Tax-Exempt Fund may invest in such securities even though they may be federally taxable. When a Fixed-Income Fund's investments in cash or similar investments increase, a Fund may not participate in stock or bond market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Diversification
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. All of the Fixed-Income Funds qualify as diversified funds under the 1940 Act. The Fixed-Income Funds are subject to the following diversification requirements:

o As a fundamental policy, no Fixed-Income Fund may own more than 10% of the outstanding voting shares of any issuer.

o As a fundamental policy, with respect to 75% of the total assets of each Fixed-Income Fund, no Fund will purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of that Fund's total assets.

o No Fund will invest more than 25% of its total assets in a single issuer (other than U.S. government securities).

Industry Concentration
As a fundamental policy, no Fixed-Income Fund will invest 25% or more of its total assets in any particular industry (excluding U.S. government securities and municipal obligations issued by governments or their subdivisions because the issuers of those securities are not considered a part of any industry).

Portfolio Turnover
Each Fixed-Income Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fixed-Income Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, a Fixed-Income Fund may purchase securities in anticipation of relatively short-term price gains. A Fixed-Income Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Certain tax rules may restrict the Fixed-Income Funds' ability to engage in short-term trading if a security has been held for less than three months.

Illiquid Investments
Each Fixed-Income Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Funds' Trustees in making liquidity determinations for Rule 144A securities and certain other securities, including privately placed commercial paper and municipal lease obligations.

Borrowing and Lending
Each fixed-income fund may borrow money and lend securities or other assets, as follows:

o Each Fixed-Income Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

o Each Fixed-Income Fund may mortgage or pledge securities as security for borrowings in amounts up to 15% of its net assets.

o As a fundamental policy, each Fixed-Income Fund may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Each Fixed-Income Fund intends to seek permission from the SEC to borrow money from or lend money to each other and other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits. There is no assurance that such permission will be granted.

ADDITIONAL RISK FACTORS

High-Yield/High-Risk Securities
High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies (such as Standard & Poor's and Moody's). Please refer to Appendix B for a description of rating categories.

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, a Fixed-Income Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as rated securities. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt.

The market prices of high-yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically. In addition, zero coupon, pay-in-kind and delayed interest bonds often do not pay interest until maturity. However, the Fixed-Income Funds must recognize a computed amount of interest income and pay dividends to shareholders even though they have received no cash. In some instances, the Fixed-Income Funds may have to sell securities to have sufficient cash to pay the dividends.

Foreign Securities

Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in comparable domestic securities.

Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

o Currency Risk. A Fixed-Income Fund may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as a Fund holds a foreign denominated security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

o Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fixed-Income Fund's assets from that country. The Fixed-Income Funds may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

o Regulatory Risk. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

o Market Risk. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

o    Transaction  Costs.   Transaction  costs  of  buying  and  selling  foreign
     securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.

Futures, Options and Other Derivative Instruments
Each Fixed-Income Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Fixed-Income Funds intend to use most derivative instruments primarily to hedge the value of their portfolios against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Fixed-Income Funds may also use derivative instruments for non-hedging purposes such as seeking to increase income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Fixed-Income Funds to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

o the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

o imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

o inability to close out certain hedged positions to avoid adverse tax consequences;

o the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

o leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fixed-Income Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and

o particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fixed-Income Fund worse off than if it had not entered into the position.

Although the Fixed-Income Funds believe the use of derivative instruments will benefit the Funds, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgement proves incorrect.

When a Fixed-Income Fund invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

Short Sales
Each Fixed-Income Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund will enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities or to defer an unrealized gain. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Special Situations
Each Fixed-Income Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.

The Money Market Funds in Detail

INVESTMENT OBJECTIVES

The investment objective of each of Janus Money Market Fund and Janus Government Money Market Fund is to seek maximum current income to the extent consistent with stability of capital. The investment objective of Janus Tax-Exempt Money Market Fund is to seek maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. There can be no assurance that a Fund will achieve its investment objective or that the Shares will be able to maintain a stable net asset value of $1.00 per share.

COMMON INVESTMENT POLICIES

The Money Market Funds will invest only in eligible high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital, pursuant to procedures adopted by the Trustees. Each Money Market Fund may invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act) and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities (as defined below), each Money Market Fund will not invest more than 5% of its total assets in the securities of any one issuer. A guarantor is not considered an issuer for the purpose of this limit provided that the value of all securities held by a Money Market Fund that are issued or guaranteed by that institution does not exceed 10% of the Money Market Fund's total assets. Until pending amendments to Rule 2a-7 become effective, up to 25% of Janus Tax-Exempt Money Market Fund's total assets may be invested without regard to the foregoing limitations. A Money Market Fund may not invest more than 25% of its total assets in any one industry, except that this limit does not apply to U.S. Government Securities, bank obligations or municipal securities. To ensure adequate liquidity, no Money Market Fund may invest more than 10% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days (unless subject to a demand feature) and certain time deposits that are subject to early withdrawal penalties and mature in more than seven days. Because the Money Market Funds are typically used as a cash management vehicle, they intend to maintain a high degree of liquidity. Janus Capital determines and monitors the liquidity of portfolio securities under the supervision of the Trustees.

Ratings
High quality money market instruments include those that (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories for short-term debt by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO or (ii) are otherwise unrated and determined by Janus Capital to be of comparable quality. Each Money Market Fund, except Janus Tax-Exempt Money Market Fund, will invest at least 95% of its total assets in securities in the highest rating category (as determined pursuant to Rule 2a-7). Descriptions of the rating categories of Standard & Poor's, Moody's, and certain other NRSROs are contained in Appendix B. A further description of the Money Market Funds' investment policies is included in the Money Market Funds' SAI.

Although each Money Market Fund only invests in high quality money market instruments, an investment in a Money Market Fund is subject to risk even if all securities in a Money Market Fund's portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value as a result of changes in interest rates, the issuer's actual or perceived creditworthiness or the issuer's ability to meet its obligations.

TYPES OF INVESTMENTS

Janus Money Market Fund

Janus money market fund pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. The fund may also invest in U.S. Government securities (as defined below) and municipal securities, although the fund expects to invest in such securities to a lesser degree.

Debt Obligations
The Fund may invest in debt obligations of domestic issuers, including commercial paper (short-term promissory notes issued by companies to finance their, or their affiliates' current obligations), notes and bonds, and variable amount master demand notes. The payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due. The Fund may invest in privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 (the "1933 Act") or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Obligations of Financial Institutions
The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

Eurodollar or Yankee Obligations
The Fund may invest in Eurodollar and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities
The Fund may invest without limit in U.S. Government Securities as described below under "Janus Government Money Market Fund."

Municipal Securities
The Fund may invest in obligations of states, territories or possessions of the United States and their subdivisions, authorities and corporations as described below under "Janus Tax-Exempt Money Market Fund." These obligations may pay interest that is exempt from federal income taxation.

Janus Government Money Market Fund

Janus Government Money Market Fund pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

U.S. Government Securities
U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

Janus Tax-Exempt Money Market Fund

Janus Tax-Exempt Money Market Fund pursues its objective by investing primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. Although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income taxes, the Fund reserves the right to invest up to 20% of its net assets in securities whose interest is federally taxable. Additionally, when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics, the Fund may invest without limit in cash and cash equivalents, including obligations that may be federally taxable (See "Taxable Investments").

Municipal Securities
The municipal securities in which the Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B in the Money Market Funds' SAI.

When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the non-governmental issuer, the non-governmental issuer will be deemed to be the sole issuer of the bond.

At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities; for example, securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists, that as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Municipal Leases
The Fund may invest in municipal leases or participation interests therein. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis, which may result in termination of the lease and possible default. Janus Capital may determine that a liquid market exists for municipal lease obligations pursuant to guidelines established by the Trustees.

Taxable Investments
As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation. These securities include:
(i) short-term obligations of the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than one billion dollars and whose deposits are insured by the Federal Deposit Insurance Corporation, (iii) commercial paper and (iv) repurchase agreements as described below covering any of the securities described in items (i)-(iii) above or any other obligations of the U.S. government, its agencies or instrumentalities.

COMMON INVESTMENT TECHNIQUES

Participation Interests
The Money Market Funds may invest in participation interests in any type of security in which the Money Market Funds may invest. A participation interest gives a Money Market Fund an undivided interest in the underlying securities in the proportion that the Money Market Fund's participation interest bears to the total principal amount of the underlying securities. Participation interests usually carry a demand feature, as described below, backed by a letter of credit or guarantee of the institution that issued the interests permitting the holder to tender them back to the institution.

Demand Features
The Money Market Funds may invest in securities that are subject to puts and stand-by commitments ("demand features"). Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed-upon price or yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: to shorten the maturity of a variable or floating rate security, to enhance the instrument's credit quality and to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Variable and Floating Rate Securities
The securities in which the Money Market Funds invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness. The rate of interest on securities purchased by a Money Market Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Money Market Funds, as well as other money market rates of interest. The Money Market Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities
Janus Money Market Fund and Janus Government Money Market Fund may purchase fixed or adjustable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association, the
Federal Home Loan Mortgage Corporation, or other governmental or government-related entities. In addition, Janus Money Market Fund may purchase other asset-backed securities, including securities backed by automobile loans, equipment leases or credit card receivables. These securities directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

Repurchase Agreements
Each Money Market Fund may seek additional income by entering into collateralized repurchase agreements. Repurchase agreements are transactions in which a Money Market Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased securities. If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

Reverse Repurchase Agreements
Each Money Market Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which a Money Market Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. This technique will be used primarily for temporary or emergency purposes, such as meeting redemption requests.

Delayed Delivery Securities
Each Money Market Fund may purchase securities on a when-issued or delayed delivery basis. Securities so purchased are subject to market price fluctuation from the time of purchase but no interest on the securities accrues to a Money Market Fund until delivery and payment for the securities take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Forward commitments will be entered into only when a Money Market Fund has the intention of taking possession of the securities, but a Money Market Fund may sell the securities before the settlement date if deemed advisable.

Borrowing and Lending
Each Money Market Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets. A Money Market Fund may not mortgage or pledge securities except to secure permitted borrowings. As a fundamental policy, a Money Market Fund will not lend securities or other assets if, as a result, more than 25% of its total assets would be lent to other parties; however, the Money Market Funds do not currently intend to engage in securities lending. Each Money Market Fund intends to seek permission from the SEC to borrow money from or lend money to other funds that permit such transactions and are advised by Janus Capital. There is no assurance that such permission will be granted.

Shareholder's Manual

This section will help you become familiar with the different types of accounts you can establish with Janus. This section also explains in detail the wide array of services and features you can establish on your account. These services and features may be modified or discontinued without shareholder approval or prior notice.

HOW TO GET IN TOUCH WITH JANUS

If you have any questions while reading this Prospectus,  please call one of our
Investor  Service   Representatives   at  1-800-525-3713   Monday-Friday:   8:00
a.m.-10:00 p.m., and Saturday: 10:00 a.m.-7:00 p.m., New York time.
--------------------------------------------------------------------------------
MINIMUM INVESTMENTS*
To open a new account ..................................................$2,500
To open a new retirement or
  UGMA/UTMA account ....................................................$  500
To open a new account with
  an Automatic Investment Program ......................................$  500**
To add to any type of an account .......................................$  100

* The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.
**   There is a $100 minimum for each subsequent investment.
--------------------------------------------------------------------------------
TYPES OF ACCOUNT OWNERSHIP

If you are investing in the funds for the first time, you will need to establish an account. You can establish the following types of accounts by completing the new account application. To request an application, call 1-800-525-3713.

o Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts have two or more owners.

o A Gift or Transfer to Minor (UGMA or UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

o Trust. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

o Business Accounts. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

RETIREMENT ACCOUNTS

If you are eligible, you may set up your account under a tax-sheltered retirement plan. A retirement plan allows you to shelter your investment income and capital gains from current income taxes. A contribution to these plans may also be tax deductible. Distributions from a retirement plan are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2.

Investors Fiduciary Trust Company serves as custodian for the retirement plans offered by the Funds. There is an annual $12 fee per account to maintain your retirement account. The maximum annual fee is $24 per taxpayer identification number. You may pay the fee by check or have it automatically deducted from your account (usually in December).

The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.

o Individual Retirement Account: An IRA allows individuals under age 701/2 with earned income to contribute up to the lesser of $2,000 ($4,000 for most married couples) or 100% of compensation annually. Please refer to the Janus IRA booklet for complete information regarding IRAs.

o Simplified Employee Pension Plan ("SEP"): This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP.

o Profit Sharing or Money Purchase Pension Plan: These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

o Section 403(b)(7) Plan: Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a
     Section 403(b)(7) Plan.

HOW TO OPEN YOUR JANUS ACCOUNT

Complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application. Make your check payable to Janus. Send all items to one of the following addresses:

Janus
P.O. Box 173375
Denver, CO 80217-3375

For Overnight Carrier
---------------------
Janus
Suite 101
3773 Cherry Creek North Drive
Denver, CO 80209-3811

Investor Service Centers
Janus offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations:

100 Fillmore Street, Suite 100
Denver, CO 80206

3773 Cherry Creek North Drive, Suite 101
Denver, CO 80209

HOW TO PURCHASE SHARES

Paying for Shares
When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

o Cash, credit cards, third party checks and credit card checks will not be accepted.

o    All purchases must be made in U.S. dollars.

o    Checks must be drawn on U.S. banks and made payable to Janus.

o If a check does not clear your bank, the Funds reserve the right to cancel the purchase.

o If the Funds are unable to debit your predesignated bank account on the day of purchase, they may make additional attempts or cancel the purchase.

o    The Funds reserve the right to reject any specific purchase request.

If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Funds (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

Once you have opened your Janus account, the minimum amount for an additional investment is $100. You may add to your account at any time through any of the following options:

By Mail
Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

By Telephone
This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten business days after the form is received.

By Wire
Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

Automatic Investment Programs
Janus offers several automatic investment plans to help you achieve your financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

o Automatic Monthly Investment Program You select the day each month that your money ($100 minimum) will be electroni- cally transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check or deposit slip from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.

o Payroll Deduction If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.

o Systematic Exchange With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES

On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

In Writing
To request an exchange in writing, please follow the instructions for written requests on page 20.

By Telephone
All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Electronic Telephone Service (JETS(R)) line at 1-800-525-6125.

By Systematic Exchange
As noted above, you may establish a Systematic Exchange for as little as a $100 subsequent purchase per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges. If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

Exchange Policies

o Except for Systematic Exchanges, new accounts established by exchange must be opened with $2,500 or the total account value if the value of the account you are exchanging from is less than $2,500.

o    Exchanges   between  existing   accounts  must  meet  the  $100  subsequent
     investment requirement.

o You may make four exchanges out of each non-Money Market Fund during a calendar year (exclusive of Systematic Exchanges) free of charge. There is currently no limit on exchanges out of the Money Market Funds.

o Exchanges between accounts will be accepted only if the registrations are identical.

o If the shares you are exchanging are held in certificate form, you must return the certificate to your Fund prior to making any exchanges.

o Be sure that you read the prospectus for the fund into which you are exchanging.

o The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged in excessive trading (including market timing transactions) that are believed to be detrimental to the Funds.

o An exchange represents the sale of shares from one fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-tax deferred account. Because the Money Market Funds seek to maintain a stable net asset value per share, it is not anticipated that a sale of Shares of the Money Market Funds will produce a taxable gain or loss.

QUICK ADDRESS AND TELEPHONE REFERENCE

Mailing Address
Janus
P.O. Box 173375
Denver, CO 80217-3375

For Overnight Carrier
Janus
Suite 101
3773 Cherry Creek North Drive
Denver, CO 80209-3811

Janus Internet Address
http://www.JanusFunds.com

Janus Investor Services  1-800-525-3713
To speak to a service representative

JETS(R)                  1-800-525-6125
For 24-hour access to account and Fund information.

TDD                      1-800-525-0056
A telecommunications device for our hearing- and speech-impaired shareholders.

Janus Quoteline(R)       1-800-525-0024
For automated daily quotes on Fund share prices, yields and total returns.

Janus Literature Line    1-800-525-8983
To request a prospectus, shareholder reports or marketing materials.

HOW TO REDEEM SHARES

On any business day, you may redeem all or a portion of your shares. If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted.

In Writing
To request a redemption in writing, please follow the instructions for written requests on page 20.

By Telephone
Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to redeem up to $100,000 daily from your account by simply calling 1-800-525-3713 by 4:00 p.m. New York time.

Systematic Redemption Option
Systematic Redemption Options allow you to redeem a specific dollar amount from your account on a regular basis. For more information or to request the appropriate form, please call 1-800-525-3713.

PAYMENT OF REDEMPTION PROCEEDS

o    By Check
     Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

o    Electronic Transfer
     If you have established this option, your redemption proceeds can be electronically transferred to your predesignated bank account on the second bank business day after receipt of your redemption request. To establish this option, call 1-800-525-3713. There is no fee for this option.

o    By Wire
     If you are authorized for the wire redemption service, your redemption proceeds will be wired directly into your designated bank account on the next bank business day after receipt of your redemption request. There is no limitation on redemptions by wire; however, there is an $8 fee for each wire and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call 1-800-525-3713 to request the appropriate form. Wire redemptions are not available for retirement accounts.

If the shares being redeemed were purchased by check, telephone or through the Automatic Monthly Investment Program, the Fixed-Income Funds may delay the payment of your redemption proceeds for up to 15 days from the day of purchase to allow the purchase to clear. Unless you provide alternate instructions, your proceeds will be invested in Janus Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS

To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed on page 18 and must include the following information:

o    the name of the Fund(s)
o    the account number(s)
o    the amount of money or number of shares being redeemed
o    the name(s) on the account
o    the signature(s) of all registered account owners
o    your daytime telephone number

Signature Requirements Based on Account Type

o Individual, Joint Tenants, Tenants in Common: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.
o UGMA or UTMA: Written instructions must be signed by the custodian in his/ her capacity as it appears in the account registration.
o Sole Proprietor, General Partner: Written instructions must be signed by an authorized individual in his/her capacity as it appears in the account registration.
o Corporation, Association: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.
o Trust: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.
o IRA: Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

PRICING OF FUND SHARES

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and approved. A Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. The Money Market Funds reserve the right to require purchase, redemption and exchange requests and payments prior to this time on days when the bond market closes before the NYSE.

For the Fixed-Income Funds, securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

For the Money Market Funds, portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

See your Fund's SAI for more detailed information.

SIGNATURE GUARANTEE

In addition to the signature requirements, a signature guarantee is also required if any of the following is applicable:

o    The redemption exceeds $100,000.

o    You  would  like  the  check  made   payable  to  anyone   other  than  the
     shareholder(s) of record.

o You would like the check mailed to an address which has been changed within 10 days of the redemption request.

o You would like the check mailed to an address other than the address of record.

The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds. For more information pertaining to signature guarantees, please call 1-800-525-3713.

HOW TO OBTAIN A SIGNATURE GUARANTEE

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan association, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee may not be provided by a notary public.

If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

Janus Electronic Telephone
Service (JETS(R))
JETS, our electronic telephone service line, offers you 24-hour access by TouchTone(TM) telephone to obtain your account balance, to confirm your last transaction or dividend posted to your account, to order duplicate account or tax statements, to reorder Money Market Fund checks, to exchange your shares or to purchase shares. JETS can be accessed by calling
1-800-525-6125. Calls on JETS are limited to seven minutes.

Janus Web Site
Janus maintains a Web site located at http://www.JanusFunds.com. You can access information such as your account balance and the Funds' NAVs through the Web site. In addition, you may request and/or download a prospectus for any Janus fund.

Check Writing Privilege
Check writing privileges are available for all three Money Market Funds. Checkbooks will be issued to shareholders who have completed a Signature Draft Card, which is sent in the new account welcome package or by calling 1-800-525-3713. (There is no checkwriting privilege for retirement accounts.) Your checkbook will be mailed approximately 10 days after the check writing privilege is requested. Checks may be written for $250 or more per check. Purchases made by check or the Automatic Monthly Investment Program may not be redeemed by a redemption check until the 15-day hold period has passed. All checks written on the account must be signed by all account holders unless otherwise specified on the original application or the subsequent Signature Draft Card. The Funds reserve the right to terminate or modify the check writing privilege at any time.

Account Minimums
Minimum account sizes are noted on page 17. An account established on or before February 18, 1996 is required to meet the minimum balances in effect when the account was established ($1,000 for regular accounts and $250 for retirement and UGMA/UTMA accounts). An active Automatic Monthly Investment (AMI) on any such account exempted it from any minimum initial investment requirement and continues to do so. In addition, an active AMI on these accounts may continue at $50 per month, provided there is no interruption in the AMI program. All other subsequent investments must meet the $100 required minimum.

Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described on page 17 or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that accounts will be valued in September. The $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

Transactions Through Processing Organizations
You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

Taxpayer Identification Number
On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification, the IRS requires the Funds to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

Share Certificates (Fixed-Income Funds only)
Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Funds. The Fixed-Income Funds will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum investment requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.

Share certificates are not available for the Money Market Funds in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.

Involuntary Redemptions
The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds.

Telephone Transactions
You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

It may be difficult to reach the Funds by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center or, in the case of purchases and exchanges, calling the JETS line.

Temporary Suspension of Services
The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

Address Changes
To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

Registration Changes
To change the name on an account, the shares are generally  transferred to a new
account.  In  some  cases,  legal  documentation  may  be  required.   For  more
information, call 1-800-525-3713.

Statements and Reports
Investors participating in an automatic investment program will receive quarterly confirmations of all transactions and dividends. The Funds will send you a transaction confirmation statement after every non-systematic transaction. Tax information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

Financial reports for the Funds, which include a list of the Funds' portfolio holdings, will be mailed semiannually to all shareholders. To reduce expenses, only one copy of most financial reports will be mailed to accounts with the same record address. Upon request, such reports will be mailed to all accounts in the same household. Please call 1-800-525-3713 if you would like to receive additional reports.

Management of the Funds

TRUSTEES

The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Fund's investment objectives and policies. The Trustees delegate the day-to-day management of the Funds to the officers of the Trust and meet at least quarterly to review the Funds' investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER

Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Funds.

Janus Capital began serving as investment adviser to certain series of the Trust in 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments.

Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Fixed-Income Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital. The Funds pay all of their expenses not assumed by Janus Capital, including auditing fees and independent Trustees' fees and expenses. (Janus Capital provides these services to the Money Market Funds pursuant to an Administration Agreement as described below.)

ADMINISTRATOR

Each of the Money Market Funds has entered into an Administration Agreement with Janus Capital, pursuant to which Janus Capital furnishes certain administrative, compliance and accounting services for the Money Market Funds, pays the costs of printing reports and prospectuses for existing shareholders, provides office space for the Money Market Funds and pays the salaries, fees and expenses of Fund officers and of those Trustees who are affiliated with Janus Capital. Administrative services provided by Janus Capital under the Agreements include custody and transfer agency services.

INVESTMENT PERSONNEL

Sharon S. Pichler is Executive Vice President and portfolio manager of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, each of which she has managed since inception. She holds a Bachelor of Arts in Economics from Michigan State University and a Master of Business Administration from the University of Texas at San Antonio. Ms. Pichler is a Chartered Financial Analyst.
--------------------------------------------------------------------------------
Sandy R. Rufenacht is Executive Vice President and portfolio manager of Janus Short-Term Bond Fund, which he has managed since January 1996. Since June 1996, he has served as Executive Vice President and co-manager of Janus High-Yield Fund and Janus Flexible Income Fund. Mr. Rufenacht joined Janus Capital in 1990 and gained experience as a trader and research analyst before assuming management of these funds. He holds a Bachelor of Arts in Business from the University of Northern Colorado.
--------------------------------------------------------------------------------
Ronald V. Speaker is Executive Vice President and co-manager of Janus Flexible Income Fund, which he has managed since December 1991 and Janus High-Yield Fund which he has managed since inception. He previously managed Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from their inceptions through December 1995. He holds a Bachelor of Arts in Finance from the University of Colorado and is a Chartered Financial Analyst.

In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension ending on or about April 26, 1997.
--------------------------------------------------------------------------------
Darrell W. Watters is Executive Vice President and portfolio manager of Janus Federal Tax-Exempt Fund, which he has managed since January 1996. Mr. Watters joined Janus Capital in 1993 as a municipal bond trader. He was a municipal bond trader at Piper Jaffray prior to joining Janus Capital (1991-1993). He holds a Bachelor of Arts in Economics from Colorado State University.

BREAKDOWN OF MANAGEMENT EXPENSES AND EXPENSE LIMITS

FIXED-INCOME FUNDS
Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with each Fund spells out the management fee and other expenses that the Funds must pay. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate):

                                               Average Daily Net       Annual Rate        Expense Limit
Fee Schedule                                   Assets of Fund          Percentage (%)     Percentage (%)
--------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund                     First $300 Million       .65               1.00*
                                               Over $300 Million        .55
--------------------------------------------------------------------------------------------------------
Janus High-Yield Fund                          First $300 Million       .75               1.00*
                                               Over $300 Million        .65
--------------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund                  First $300 Million       .60                .65*
                                               Over $300 Million        .55
--------------------------------------------------------------------------------------------------------
Janus Short-Term Bond Fund                     FIRST $300 MILLION       .65                .65*
                                               OVER $300 MILLION        .55
--------------------------------------------------------------------------------------------------------

* Janus Capital will waive certain fees and expenses to the extent that total expenses exceed the stated limits. Janus Capital may modify or terminate such waivers at any time upon at least 90 days' notice to the Trustees. You will be notified of any changes in these limits.

Each Fixed-Income Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Annual Operating Expenses table on page 3 lists the management fees and total operating expenses of each Fund for the most recent fiscal year.

MONEY MARKET FUNDS

Each of the Money Market Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Money Market Fund. However, Janus Capital has agreed to waive a portion of its fee and accordingly, the advisory fee of each Money Market Fund will be calculated at the annual rate of 0.10% of the value of each Money Market Fund's average daily net assets. Janus Capital may modify or terminate such waiver at any time upon at least 90 days' notice to the Trustees. You will be notified of any change in this limit.

Janus Capital is paid a fee, calculated daily and paid monthly, at the annual rate of 0.50% of the value of the average daily net assets of each Money Market Fund attributable to Shares for services rendered pursuant to the Administration Agreements.

Personal Investing
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds or Janus Capital's other advisory clients. See the SAI for more detailed information.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on behalf of each Fund are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for a Fund's transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. Janus Capital may also consider sales of shares of a Fund as a factor in the selection of broker-dealers. The Funds' Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for a Fund are effected with that broker-dealer, the commissions payable by the Fund are credited against certain Fund operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS

The following parties provide the Funds with other services.

Custodian for the Fixed-Income Funds
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

Custodian for the Money Market Funds
United Missouri Bank, N.A.
P.O. Box 419226
Kansas City, Missouri 64141-6226

Transfer Agent
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

Distributor
Janus Distributors, Inc.
100 Fillmore Street
Denver, Colorado 80206-4928

Janus  Service  Corporation  and  Janus  Distributors,   Inc.  are  wholly-owned
subsidiaries of Janus Capital.

OTHER INFORMATION

Organization
The Trust is a "mutual fund" that was organized as a Massachusetts business trust on February 11, 1986. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective.

As of the date of this Prospectus, the Trust offers 19 separate series. Each of the Money Market Funds currently offer three classes of shares. This prospectus only describes the Investor Shares of the Money Market Funds. Institutional Shares of the Money Market Funds are available only to investors meeting the minimum investment requirement of $250,000. Service Shares of the Money Market Funds are available only to banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information, please call 1-800-525-3713. This Prospectus describes seven series of the Trust; the other series are offered by separate prospectuses.

Shareholder Meetings
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund only if a matter affects or requires the vote of only that Fund or that Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

Size of Funds
The Funds have no present plans to limit their size. However, any Fund may discontinue sales of its shares if management believes that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing shareholders of that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

Master/Feeder Option
The Trust may in the future seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. It is expected that any such investment company would be managed by Janus Capital in substantially the same manner as the existing Fund. The Trust's shareholders of record on April 30, 1992, and the initial shareholder(s) of all Funds created after April 30, 1992, have voted to vest authority to use this investment structure in the sole discretion of the Trustees. No further approval of the shareholders of the Funds is required. You will receive at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although management of the Funds believe the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

Distributions and Taxes
--------------------------------------------------------------------------------
DISTRIBUTIONS
To avoid taxation, the Internal Revenue Code requires each Fund to distribute net income and any net gains realized by its investments annually. A Fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term gains, if any, are paid to shareholders as capital gains distributions.
--------------------------------------------------------------------------------
THE FIXED-INCOME FUNDS

Income dividends for the Fixed-Income Funds are declared daily, Saturdays, Sundays and holidays included, and are generally paid as of the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are paid at the end of the preceding month. An investor will begin accruing income dividends the day after a purchase is effective. If shares are redeemed, the investor will receive all dividends accrued through the day of the redemption. Capital gains, if any, are declared and paid in December.

How Distributions Affect a Fund's NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, Janus Flexible Income Fund declared a dividend in the amount of $0.25 per share.

If Janus Flexible Income Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations. Capital gains distributions, if any, for Janus Federal Tax-Exempt Fund will also be taxable.

"Buying  a  Dividend"
If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

THE MONEY MARKET FUNDS

For the Money Market Funds, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.

Shares of the Money Market Funds purchased by wire on a day on which the Funds calculate their net asset value and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for the Janus Money Market and Janus
Government Money Market Funds and 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the following bank business day. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. (New York time) on the business day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) for the Janus Money Market and Janus Government Money Market Funds and 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day, and that day's dividend will not be received. Requests for redemptions made by wire which are received after 3:00 p.m. (12:00 p.m. for Janus Tax-Exempt Money Market Fund) will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.

The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market closes before 4:00 p.m.

DISTRIBUTION OPTIONS

When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing or calling 1-800-525-3713. The Funds offer the following options:

1.   Reinvestment  Option.  You may reinvest  your income  dividends and capital
     gains   distributions  in  additional  shares.   This  option  is  assigned
     automatically if no other choice is made.

2. Cash Option. You may receive your income dividends and capital gains distributions in cash.

3. Reinvest And Cash Option (the Fixed-Income Funds only). You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

4.   Redirect   Option.   You  may  direct  your   dividends  or  capital  gains
     distributions (dividends in the case of the Money Market Funds) to purchase shares of another Janus fund.

The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

--------------------------------------------------------------------------------
TAXES

As with any investment, you should consider the tax consequences of investing in the Funds. The following discussion does not apply to tax-deferred retirement accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

Taxes on Distributions
Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund anticipate that substantially all their income dividends will be exempt from federal income tax, although either Fund may occasionally earn income on taxable investments and dividends attributable to that income would be taxable. In addition, interest from certain private activity bonds is a preference item for purposes of the alternative minimum tax, and to the extent a Fund earns such income, shareholders subject to the alternative minimum tax must include that income as a preference item. Distributions from capital gains, if any, are subject to federal tax. The Funds will advise shareholders of the percentage of dividends, if any, subject to any federal tax.

Dividends and distributions for all of the other Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year.

Taxation of the Funds
Dividends, interest and some capital gains received by a Fixed-Income Fund on foreign securities may be subject to tax withholding or other foreign taxes. Any foreign taxes paid by a Fund will be treated as an expense to the particular Fund or passed through to shareholders as a foreign tax credit, depending on particular facts and circumstances. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.
--------------------------------------------------------------------------------
Performance Terms

This section will help you understand various terms that are commonly used to describe a Fund's performance. You may see references to these terms in our newsletters, advertisements and in media articles. Our newsletters and advertisements may include comparisons of the Fund's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Funds measure performance in terms of yield.

Yield shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing a Fund's net investment income for a 30-day period (7-day period for the Money Market Funds) by the average number of shares entitled to receive dividends and dividing the result by the Fund's NAV per share at the end of such period. Yield does not include changes in NAV.

Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and that Fund continued to have the same yield for the entire year.

Effective yield is similar to yield in that it is calculated over the same time frame, but instead the net investment income is compounded and then annualized. Due to the compounding effect, the effective yield will normally be higher than the yield.

Tax-equivalent yield or total return (for Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund) shows the before-tax yield or total return that an investor would have to earn to equal the Funds' tax-free yield or total return. It is calculated by dividing a Fund's tax-free yield or total return by the result of one minus a stated federal tax rate.

Cumulative total return represents the actual rate of return on an investment for a specified period. The Financial Highlights tables beginning on page 4 show total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.

Average annual total return represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.

The Funds impose no sales or other charges that would affect yield or total return computations. Fund performance figures are based upon historical results and are not intended to indicate future performance. Investment returns and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Appendix A

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities and other instruments in which the Fixed-Income Funds may invest. The Fixed-Income Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Fixed-Income Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

Bonds are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

Certificates of Participation ("COPs") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. For example, the Funds may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/High-risk securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard &Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

Passive foreign investment companies (PFICs) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. Income tax regulations may require the Funds to recognize income associated with a PFIC prior to the actual receipt of any such income.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Rule 144A securities are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

Standby commitments are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

Step coupon bonds are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

When-issued, delayed delivery and forward transactions generally involve the purchase of a security with payment and delivery at some time in the future - i.E., Beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

Forward contracts are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies.

Appendix B

EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Standard & Poor's Ratings Services

Bond Rating                   Explanation
--------------------------------------------------------------------------------
Investment Grade
----------------
AAA Highest rating; extremely strong capacity to pay principal and interest.
AA High quality; very strong capacity to pay principal and interest.
A Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

Non-Investment Grade
--------------------
BB,  B,             Predominantly  speculative  with  respect  to  the  issuer's capacity to meet required interest and principal payments.
CCC, CC, C          BB - lowest degree of speculation; C - the highest degree of
                    speculation.    Quality   and   protective   characteristics
                    outweighed by large  uncertainties or major risk exposure to adverse conditions.
D                   In default.
--------------------------------------------------------------------------------
Moody's Investors Service, Inc.

Investment Grade
----------------
Aaa                 Highest quality, smallest degree of investment risk.
Aa                  High  quality;  together  with Aaa bonds,  they  compose the high-grade bond group.
A                   Upper-medium  grade obligations;  many favorable  investment attributes.
Baa                 Medium-grade  obligations;   neither  highly  protected  nor
                    poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

Non-Investment Grade
--------------------
Ba More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca Speculative in a high degree; could be in default or have other marked shortcomings.
C                   Lowest-rated;  extremely  poor  prospects of ever  attaining investment standing.
--------------------------------------------------------------------------------
Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

SECURITIES HOLDINGS BY RATING CATEGORY

During the fiscal period ended October 31, 1996, the percentage of securities holdings for Janus Flexible Income Fund and Janus High-Yield Fund by rating category based upon a weighted monthly average was:

Bonds -           Janus Flexible            Bonds -                  Janus High-
S&P Rating           Income Fund            S&P Rating                Yield Fund
AAA                          10%            AAA                               0%
AA                            0%            AA                                0%
A                            16%            A                                 0%
BBB                          13%            BBB                               0%
BB                           14%            BB                               12%
B                            32%            B                                82%
CCC                           1%            CCC                               2%
CC                            0%            CC                                0%
C                             0%            C                                 0%
Preferred Stock               2%            Preferred Stock                   0%
Cash and Options             12%            Cash and Options                  4%
--------------------------------------------------------------------------------
TOTAL                       100%            TOTAL                           100%
--------------------------------------------------------------------------------
No other Fund held 5% or more of its assets in bonds rated below investment grade for the fiscal period ended October 31, 1996.

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